Castlight Health Announces Third Quarter 2020 Results

SAN FRANCISCO - November 5, 2020 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its third quarter ended September 30, 2020.

"In the third quarter, we made progress on our strategic priorities, meeting our goal of signing a new health plan partner in 2020, making the high-touch Care Guides solution that launched last year generally available to the market, and achieving strong financial results that allow us to increase our 2020 financial outlook,” said Maeve O'Meara, chief executive officer of Castlight Health. “We also delivered significant product innovation in the quarter, aligning our solutions to employer priorities like enablement of virtual care. We are competitively well positioned in the growing navigation market due to the complement of our high-touch capabilities, alongside our high-tech platform. As we look towards 2021, our two national health plan partnerships and the strength of our pipeline provide a foundation for growth through health plans."

Financial performance for the three months ended September 30, 2020 compared to the three months ended September 30, 2019 includes:
•GAAP total revenue of $35.1 million, compared to $35.5 million
•GAAP gross margin of 66.1%, compared to 59.1%
•Non-GAAP gross margin of 69.0%, compared to 62.1%
•GAAP operating loss of $0.5 million, compared to $9.6 million
•Non-GAAP operating income of $3.7 million, compared to an operating loss of $5.4 million

•GAAP net loss per basic and diluted share of $0.00, compared to a net loss per basic and diluted share of $0.06
•Non-GAAP net income per basic and diluted share of $0.02, compared to a net loss per basic and diluted share of $0.04
•Cash provided by operations of $2.7 million, compared to cash used in operations of $7.4 million

Total cash and cash equivalents were $46.8 million as of September 30, 2020.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
The Company is updating its previously-issued 2020 outlook. For the full year 2020, the Company now expects:
•GAAP revenue in the range of $140 million to $143 million
•Non-GAAP operating income between $0 to $3 million
•Non-GAAP net income per share between $0.00 and $0.02, based on approximately 151 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its third quarter 2020 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 8774374.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for its users to navigate the healthcare system and live happier, healthier, more productive lives. Our health navigation platform connects hundreds of health vendors, benefits resources, and plan designs into one comprehensive health and wellbeing experience. We guide individuals—based on their unique profile—to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. Castlight transforms the employee benefit experience into a deeply personalized, yet simple, guided one, empowering better-informed patient decisions to unlock better healthcare outcomes and maximizing return on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude goodwill impairment, stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

The non-GAAP measures we provide may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the Company’s financial information in its entirety and not rely on a single financial measure.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2020 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software, are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "seeks," "estimates," "can," "may," "will," "would" and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered as an indication of future activity or future performance. The forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies include, but are not limited to, statements regarding Castlight Health’s third quarter 2020 performance and 2020 full year projections, the impact of COVID-19, the success of our strategy, and our expectations for our future business and financial performance. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission, including the risks set forth in our annual report on Form 10-K for the year ended December 31, 2019 as filed with the SEC on February 28, 2020, and our quarterly reports on Form 10-Q, including the quarterly report for the three months ended September 30, 2020, when filed. All forward-looking statements in this press release are expressly qualified in their entirety by these cautionary statements and are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements, except as required by law.

Copyright 2020 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$46,804	$43,017
Marketable securities	—	16,411
Accounts receivable and other, net	30,471	31,397
Prepaid expenses and other current assets	4,399	4,645
Total current assets	81,674	95,470
Property and equipment, net	5,721	4,856
Restricted cash, non-current	1,144	1,144
Deferred commissions	10,597	14,718
Deferred professional service costs	5,277	6,711
Intangible assets, net	8,988	12,178
Goodwill	41,485	91,785
Operating lease right-of-use assets, net	11,383	13,906
Other assets	1,687	2,016
Total assets	$167,956	$242,784
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,698	$19,596
Accrued expenses and other current liabilities	8,184	10,454
Accrued compensation	6,821	8,770
Deferred revenue	10,202	10,173
Operating lease liabilities	5,687	5,914
Total current liabilities	35,592	54,907
Deferred revenue, non-current	443	572
Debt, non-current	—	1,395
Operating lease liabilities, non-current	8,954	11,823
Other liabilities, non-current	909	1,213
Total liabilities	45,898	69,910
Stockholders’ equity	122,058	172,874
Total liabilities and stockholders’ equity	$167,956	$242,784

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Subscription	$34,069	$34,900	$106,741	$102,670
Professional services and other	1,009	561	2,882	4,191
Total revenue, net	35,078	35,461	109,623	106,861
Cost of revenue:
Cost of subscription(1)	8,013	8,517	27,064	24,917
Cost of professional services and other(1)	3,874	5,984	12,057	17,857
Total cost of revenue	11,887	14,501	39,121	42,774
Gross profit	23,191	20,960	70,502	64,087
Operating expenses:
Sales and marketing(1)	6,158	9,829	24,313	27,933
Research and development(1)	11,182	14,295	38,047	44,507
General and administrative(1)	6,341	6,440	19,257	20,743
Goodwill impairment	—	—	50,300	—
Total operating expenses	23,681	30,564	131,917	93,183
Operating loss	(490)	(9,604)	(61,415)	(29,096)
Other income, net	43	268	429	840
Net loss	$(447)	$(9,336)	$(60,986)	$(28,256)
Net loss per share, basic and diluted	$—	$(0.06)	$(0.41)	$(0.20)
Weighted-average shares used to compute basic and diluted net loss per share	152,146	145,701	150,372	144,434

(1)Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cost of revenue:
Cost of subscription	$224	$180	$598	$595
Cost of professional services and other	171	236	431	737
Sales and marketing	282	678	1,702	1,967
Research and development	1,026	1,294	3,503	4,731
General and administrative	1,401	625	3,325	3,817

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Operating activities:
Net loss	$(447)	$(9,336)	$(60,986)	$(28,256)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,763	1,681	4,907	4,368
Goodwill impairment	—	—	50,300	—
Stock-based compensation	3,104	3,013	9,559	11,847
Amortization of deferred commissions	1,598	2,547	5,517	7,403
Amortization of deferred professional service costs	760	1,096	2,417	3,110
Non-cash operating lease expense	1,134	1,339	3,765	3,919
Accretion and amortization of marketable securities	—	(31)	2	(244)
Changes in operating assets and liabilities:
Accounts receivable and other, net	2,704	(2,831)	926	(8,626)
Deferred commissions	(476)	(1,833)	(1,396)	(4,503)
Deferred professional service costs	(289)	(400)	(918)	(1,301)
Prepaid expenses and other assets	1,066	1,042	242	(822)
Accounts payable	(3,847)	514	(14,048)	2,378
Operating lease liabilities	(1,570)	(1,472)	(4,186)	(4,267)
Accrued expenses and other liabilities	(1,065)	59	(2,576)	(3,072)
Deferred revenue	(2,862)	(3,202)	(100)	(2,890)
Accrued compensation	1,165	378	(1,949)	(428)
Net cash provided by (used in) operating activities	2,738	(7,436)	(8,524)	(21,384)
Investing activities:
Purchase of property and equipment	(132)	(119)	(3,431)	(712)
Purchase of marketable securities	—	(9,289)	(2,994)	(23,069)
Sales of marketable securities	—	—	2,001	—
Maturities of marketable securities	—	3,217	17,400	14,670
Net cash (used in) provided by investing activities	(132)	(6,191)	12,976	(9,111)
Financing activities:
Proceeds from exercise of stock options	23	79	178	1,924
Proceeds from ESPP offering	185	—	371	—
Principal payments on long-term debt	(465)	(464)	(1,395)	(1,394)
Net cash (used in) provided by financing activities	(257)	(385)	(846)	530

Net increase (decrease) in cash, cash equivalents and restricted cash	2,349	(14,012)	3,606	(29,965)
Cash, cash equivalents and restricted cash at beginning of period	45,599	51,377	44,342	67,330
Cash, cash equivalents and restricted cash at end of period	$47,948	$37,365	$47,948	$37,365

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$46,804	$36,040	$46,804	$36,040
Restricted cash, non-current	1,144	1,325	1,144	1,325
Total cash, cash equivalents and restricted cash	$47,948	$37,365	$47,948	$37,365

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Gross profit:
GAAP gross profit subscription	$26,056	$25,470	$26,383	$79,677	$77,753
Stock-based compensation	224	205	180	598	595
Amortization of internal-use software	79	79	—	184	—
Amortization of intangibles	530	530	660	1,590	1,834
Reduction in workforce	—	221	—	221	—
Non-GAAP gross profit subscription	$26,889	$26,505	$27,223	$82,270	$80,182
GAAP gross margin subscription	76.5%	74.3%	75.6%	74.6%	75.7%
Non-GAAP gross margin subscription	78.9%	77.3%	78.0%	77.1%	78.1%

GAAP gross loss professional services	$(2,865)	$(2,731)	$(5,423)	$(9,175)	$(13,666)
Stock-based compensation	171	144	236	431	737
Reduction in workforce	—	317	—	317	—
Non-GAAP gross loss professional services	$(2,694)	$(2,270)	$(5,187)	$(8,427)	$(12,929)
GAAP gross margin professional services	(284)%	(226)%	(967)%	(318)%	(326)%
Non-GAAP gross margin professional services	(267)%	(187)%	(925)%	(292)%	(308)%

GAAP gross profit	$23,191	$22,739	$20,960	$70,502	$64,087
Impact of non-GAAP adjustments	1,004	1,496	1,076	3,341	3,166
Non-GAAP gross profit	$24,195	$24,235	$22,036	$73,843	$67,253
GAAP gross margin	66.1%	64.1%	59.1%	64.3%	60.0%
Non-GAAP gross margin	69.0%	68.3%	62.1%	67.4%	62.9%

Operating expense:
GAAP sales and marketing	$6,158	$7,683	$9,829	$24,313	$27,933
Stock-based compensation	(282)	(748)	(678)	(1,702)	(1,967)
Amortization of intangibles	(528)	(528)	(528)	(1,584)	(1,072)
Reduction in workforce	2	(334)	—	(332)	—
Non-GAAP sales and marketing	$5,350	$6,073	$8,623	$20,695	$24,894

GAAP research and development	$11,182	$13,043	$14,295	$38,047	$44,507
Stock-based compensation	(1,026)	(1,314)	(1,294)	(3,503)	(4,731)
Reduction in workforce	(5)	(658)	—	(663)	—
Certain legal expenses	—	—	—	191	(191)
Capitalization of internally developed software	—	—	—	21	—
Non-GAAP research and development	$10,151	$11,071	$13,001	$34,093	$39,585

GAAP general and administrative	$6,341	$6,340	$6,440	$19,257	$20,743
Stock-based compensation	(1,401)	(858)	(625)	(3,325)	(3,817)
Amortization of intangibles	—	—	(16)	(17)	(50)
Certain legal expenses	—	—	—	—	(533)
Reduction in workforce	15	(497)	—	(482)	—
Non-GAAP general and administrative	$4,955	$4,985	$5,799	$15,433	$16,343

GAAP goodwill impairment	$—	$—	$—	$50,300	$—
Goodwill impairment	—	—	—	(50,300)	—
Non-GAAP goodwill impairment	$—	$—	$—	$—	$—

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

GAAP operating expense	$23,681	$27,066	$30,564	$131,917	$93,183
Impact of non-GAAP adjustments	(3,225)	(4,937)	(3,141)	(61,696)	(12,361)
Non-GAAP operating expense	$20,456	$22,129	$27,423	$70,221	$80,822

Operating loss:
GAAP operating loss	$(490)	$(4,327)	$(9,604)	$(61,415)	$(29,096)
Impact of non-GAAP adjustments	4,229	6,433	4,217	65,037	15,527
Non-GAAP operating income (loss)	$3,739	$2,106	$(5,387)	$3,622	$(13,569)

Net loss and net loss per share:
GAAP net loss	$(447)	$(4,204)	$(9,336)	$(60,986)	$(28,256)
Total pre-tax impact of non-GAAP adjustments	4,229	6,433	4,217	65,037	15,527
Non-GAAP net income (loss)	$3,782	$2,229	$(5,119)	$4,051	$(12,729)
GAAP net loss per share, basic and diluted	$—	$(0.03)	$(0.06)	$(0.41)	$(0.20)
Non-GAAP net income (loss) per share, basic and diluted	$0.02	$0.01	$(0.04)	$0.03	$(0.09)
Shares used in basic and diluted net loss per share computation	152,146	150,078	145,701	150,372	144,434

Castlight Media Contact:
Caroline Kawashima
press@castlighthealth.com
415-246-0313

Castlight Investor Contact:
ir@castlighthealth.com
415-829-1680